                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant |X|
Filed by a party other than the registrant |_|

Check the appropriate box:
|_|   Preliminary proxy statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive proxy statement
|_|   Definitive additional materials
|_|   Soliciting material pursuant to Rule 14a-12


                        Lawrence Financial Holdings, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
|X|   No fee required.
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)   Title of each class of securities to which transaction applies:
                N/A
--------------------------------------------------------------------------------
(2)   Aggregate number of securities to which transactions applies:
                N/A
--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                N/A
--------------------------------------------------------------------------------
(4)   Proposed maximum aggregate value of transaction:
                N/A
--------------------------------------------------------------------------------
(5)   Total Fee paid:
                N/A
--------------------------------------------------------------------------------
|_|   Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)   Amount previously paid:
                N/A
--------------------------------------------------------------------------------
(2) Form, schedule or registration statement no.:
                N/A
--------------------------------------------------------------------------------
(3) Filing party:
                N/A
--------------------------------------------------------------------------------
(4)   Date filed:
                N/A
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









                                  April 4, 2002



Dear Stockholder:

      You are cordially invited to attend the annual meeting of stockholders of Lawrence Financial Holdings, Inc. We will hold the meeting at the Company's main office at 311 South Fifth Street, Ironton, Ohio on May 13, 2002 at 4:30 p.m., local time.

      The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of Crowe, Chizek and Company LLP, the Company's independent auditors, will be present to respond to appropriate questions of stockholders.

      It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

      We look forward to seeing you at the meeting.


                                    Sincerely,

                                    /s/ Jack L. Blair

                                    Jack L. Blair
                                    PRESIDENT AND CHIEF EXECUTIVE OFFICER

                        LAWRENCE FINANCIAL HOLDINGS, INC.
                             311 SOUTH FIFTH STREET
                               IRONTON, OHIO 45638
                                 (740) 532-0263

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

      On May 13, 2002, Lawrence Financial Holdings, Inc. will hold its annual meeting of stockholders at the Company's main office at 311 South Fifth Street, Ironton, Ohio. The meeting will begin at 4:30 p.m., local time. At the meeting, stockholders will consider and act on the following:

      1.    The election of two directors to serve for a term of three years;

      2. The ratification of the appointment of Crowe, Chizek and Company LLP as independent auditors for the Company for the fiscal year ending December 31, 2002; and

      3.    Such other business that may properly come before the meeting.

      NOTE: The Board of Directors is not aware of any other business to come before the meeting.

      The Board of Directors set March 18, 2002 as the record date for the meeting. This means that owners of Lawrence Financial common stock at the close of business on that date are entitled to receive notice of the meeting and to vote at the meeting and any adjournments or postponements of the meeting.

      Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    /s/ Mary C. Kratzenberg

                                    Mary C. Kratzenberg
                                    CORPORATE SECRETARY


Ironton, Ohio
April 4, 2002

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                        LAWRENCE FINANCIAL HOLDINGS, INC.
 ------------------------------------------------------------------------------

                                 PROXY STATEMENT

 ------------------------------------------------------------------------------

      This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Lawrence Financial Holdings, Inc. ("Lawrence Financial" or the "Company") to be used at the annual meeting of stockholders of the Company. Lawrence Financial is the holding company for Lawrence Federal Savings Bank ("Lawrence Federal" or the "Bank"). The annual meeting will be held at the Company's main office at 311 South Fifth Street, Ironton, Ohio on May 13, 2002 at 4:30 p.m., local time. This proxy statement and the enclosed proxy card are being first mailed to stockholders of record on or about April 4, 2002.

                           VOTING AND PROXY PROCEDURE

WHO CAN VOTE AT THE MEETING

      You are entitled to vote your Lawrence Financial common stock only if the records of the Company show that you held your shares as of the close of business on March 18, 2002. As of the close of business on March 18, 2002, a total of 743,490 shares of Lawrence Financial common stock were outstanding. Each share of common stock has one vote. The Company's Articles of Incorporation provide that record holders of the Company's common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company's outstanding shares are not entitled to any vote in respect of the shares held in excess of the 10% limit.

ATTENDING THE MEETING

      If you are a beneficial owner of Lawrence Financial common stock held by a broker, bank or other nominee (i.e., in "street name"), you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Lawrence Financial common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

VOTE REQUIRED

      The annual meeting will be held only if there is a quorum. A quorum exists if a majority of the outstanding shares of common stock entitled to vote is represented at the meeting. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

      In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election. In voting on the ratification of the appointment of Crowe, Chizek and Company LLP as independent auditors, you may vote in favor of the proposal, vote against the proposal or abstain from voting. Under Maryland law and Lawrence Financial's Bylaws, the ratification of Crowe, Chizek and Company LLP as independent auditors will be decided by a majority of the votes cast at the annual meeting. On this matter, abstentions and broker non-votes will have no effect on the voting.

VOTING BY PROXY

      The Board of Directors of Lawrence Financial is sending you this proxy statement for the purpose of requesting that you allow your shares of Lawrence Financial common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Lawrence Financial common stock represented at the annual meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors. The Board of Directors recommends that you vote:

      o  FOR the election of each of the nominees for director; and

      o FOR ratification of the appointment of Crowe, Chizek and Company LLP as the Company's independent auditors for fiscal 2002.

      If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own best judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the annual meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your Lawrence Financial common stock may be voted by the persons named in the proxy card on the new annual meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the annual meeting.

      You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

      If your Lawrence Financial common stock is held in "street name," you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker, bank or other nominee may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form provided by your broker, bank or other nominee that accompanies this proxy statement.

PARTICIPANTS IN THE LAWRENCE FEDERAL SAVINGS BANK ESOP OR 401(K) PLAN

      If you participate in the Lawrence Federal Savings Bank Employee Stock Ownership Plan (the "ESOP") or if you hold shares of Lawrence Financial common stock through Lawrence Federal's 401(k) Plan, you will have received with this proxy statement voting instruction forms that reflect all shares you may vote under the plans. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each participant in the ESOP may direct the trustee how to vote the shares of common stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of common stock held by the ESOP and allocated shares for which no voting instructions are timely received in the same proportion as shares for which it has received timely voting instructions. Under the terms of the 401(k) Plan, a participant is entitled to direct the trustee as to the shares credited to his or her account. The trustee will vote all shares for which no directions are given or for which instructions are not timely received in the same proportion as shares for which the trustee received timely voting instructions, subject to the exercise of its fiduciary duties. The deadline for returning your voting instructions to each plan's trustee is May 6, 2002.

                                 STOCK OWNERSHIP

      The following table provides information as of March 18, 2002 about the persons known to Lawrence Financial to be the beneficial owners of more than 5% of the Company's outstanding common stock. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investing power.


                                         NUMBER OF            PERCENT OF COMMON
NAME AND ADDRESS                        SHARES OWNED          STOCK OUTSTANDING
---------------------               --------------------     -------------------

David M. W. Harvey                       69,000(1)                   9.28%
Hot Creek Investors, L.P.
Hot Creek Capital, L.L.C.
P.O. Box 3178
Gardnerville, Nevada 89410

The Baupost Group, L.L.C.                66,725(2)                   8.97%
10 St. James Avenue, Suite 2000
Boston, Massachusetts 02116

Lawrence Federal Savings Bank            62,066(3)                   8.35%
Employee Stock Ownership Plan
311 South Fifth Street
Ironton, Ohio 45638

Jeffrey A. Miller                        49,000(4)                   6.59%
Eric D. Jacobs
Miller & Jacobs Capital, L.L.C.
One Aldwyn Center
Suite 101
Villanova, Pennsylvania 19085

----------------------
(1) Based on information in an amended Schedule 13G filed on January 8, 2002 with the Securities and Exchange Commission ("SEC"). According to this filing, David M. W. Harvey, Hot Creek Investors, L.P. and Hot Creek Capital, L.L.C. each have shared voting and dispositive power with respect to 69,000 shares.
(2) Based on information contained in a Schedule 13G filed on February 14, 2002 with the SEC.
(3) Includes 49,659 shares that have not been allocated to participants' accounts and 12,407 that have been allocated to participants' accounts. Under the terms of the ESOP, the ESOP trustee will vote shares allocated to participants' accounts in the manner directed by the participants. Subject to its fiduciary responsibility, the trustee will vote unallocated shares and allocated shares for which voting instructions are not timely received in the same proportion as shares for which it has received timely voting instructions from participants. The trustee of the ESOP is First Bankers Trust Company, N.A.
(4) Based on information contained in a Schedule 13G filed on August 28, 2001 with the SEC. According to this filing, Jeffrey A. Miller and Eric D. Jacobs each have shared voting and dispositive power with respect to 49,000 shares and Miller & Jacobs Capital, L.L.C. has shared voting and dispositive power with respect to 45,244 shares.



      The following table provides information as of March 18, 2002 about the shares of Lawrence Financial common stock that may be considered to be beneficially owned by each director, by each nominee for director and by all directors and executive officers of the Company as a group. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the number of shares shown.


                                             NUMBER OF                NUMBER OF SHARES
                                           SHARES OWNED             THAT MAY BE ACQUIRED         PERCENT OF
                                            (EXCLUDING               WITHIN 60 DAYS BY          COMMON STOCK
                NAME                        OPTIONS)(1)              EXERCISING OPTIONS         OUTSTANDING(2)
------------------------------------   ---------------------    ---------------------------  --------------------
Charles E. Austin, II                        18,901(3)                       776                     2.64%
Jack L. Blair                                21,474(4)                     3,880                     3.39
Tracy E. Brammer, Jr.                        14,436(5)                       776                     2.04
Herbert J. Karlet                            10,693(6)                       776                     1.54
Phillip O. McMahon                           16,052(7)                       776                     2.26
Robert N. Taylor                              9,151                          776                     1.33
All directors and executive officers
  as a group (10 persons)                   101,401                       11,640                    14.97%

---------------------------
(1) Includes unvested shares of restricted stock with respect to which the beneficial owner has voting but not investment power as follows: Messrs. Austin and Taylor--1,551 shares each; Messrs. Brammer, Karlet and McMahon--1,552 shares each; and Mr. Blair-- 7,765 shares.
(2) Based on 743,490 shares of common stock outstanding and entitled to vote as of March 18, 2002.
(3) Includes 5,000 shares held by Mr. Austin's spouse.
(4) Includes 2,625 shares held by Mr. Blair's spouse. Also includes 1,567 shares allocated to Mr. Blair's account under the employee stock ownership plan as to which Mr. Blair has voting power but not investment power.
(5) Includes 2,270 shares held by Mr. Brammer's spouse.
(6) Includes 641 shares held by Mr. Karlet's spouse.
(7) Includes 5,000 shares held by Mr. McMahon's spouse.


                       PROPOSAL 1 -- ELECTION OF DIRECTORS

      The Company's Board of Directors consists of six members. Five directors are independent, and one is a member of management. The Board is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. The Board of Directors' nominees for election this year, to serve for a three-year term or until their respective successors have been elected and qualified, are Charles E. Austin, II and Phillip O. McMahon, both of whom are currently directors of Lawrence Financial and Lawrence Federal.

      The Board of Directors intends that the proxies solicited by it will be voted for the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF BOTH NOMINEES.

      Information regarding the Board of Directors' nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his current occupation for the last five years. The age indicated for each individual is as of December 31, 2001. The indicated period of service as a director includes the period of service as a director of Lawrence Federal.

                    BOARD NOMINEES FOR ELECTION OF DIRECTORS

      CHARLES E. AUSTIN, II is a Vice President and General Manager of C. J. Hughes Construction Co., Inc. of Huntington, West Virginia. Age 42. Director since 1996.

      PHILLIP O. MCMAHON is a general dentist in private practice. Age 50. Director since 1993.

                         DIRECTORS CONTINUING IN OFFICE

      The following directors have terms ending in 2003:

      HERBERT J. KARLET is the Senior Vice President for Finance at Marshall University, which is located in Huntington, West Virginia. Age 51. Director since 1991.

      ROBERT N. TAYLOR is the owner and President of Ohio Big Birds, Inc., which raises and processes ostrich meat and leather products, and the owner and operator of Taylor Farm, a grain and cattle farm. Age 57. Director since 1995.

      The following directors have terms ending in 2004:

      JACK L. BLAIR joined Lawrence Federal in 1994 as Executive Vice President and Chief Executive Officer. Since 1996, he has served as President and Chief Executive Officer. Age 54. Director since 2000.

      TRACY E. BRAMMER, JR. is President and Funeral Director of Tracy Brammer Funeral Home, Inc. Age 57. Director since 1984.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

      The Company and Lawrence Federal conduct business through meetings and activities of their Boards of Directors and their committees. During the year ended December 31, 2001, the Board of Directors of the Company held nine regular meetings and one special meeting and the Board of Directors of Lawrence Federal held 24 regular meetings and one special meeting. No director attended fewer than 75% of the total meetings of the Boards of Directors and committees on which he served.

      The Audit Committee, consisting of the entire Board, meets periodically with independent accountants and management to review accounting, auditing, internal control structure and financial reporting matters. This committee met four times during the year ended December 31, 2001.

      The Compensation Committee, consisting of all the outside directors of the Company, is responsible for all matters regarding the Company's and the Bank's employee compensation and benefit programs. This committee met twice during the year ended December 31, 2001.

DIRECTORS' COMPENSATION

      Lawrence Financial pays an annual retainer of $7,200 to each member of its Board of Directors. Lawrence Federal pays a fee of $1,200 per month to each of its directors for service on the Board of Directors of Lawrence Federal. Directors also receive an annual retainer of $1,500 for serving on the Board of Directors of Lawrence Financial Services Corp.

      Under the Lawrence Financial Bancshares, Inc. 2001 Stock-Based Incentive Plan, which was adopted by the Company's stockholders on July 5, 2001, each non-employee director of the Company received non-statutory stock options to purchase 3,879 shares of common stock at an exercise price of $14.45, the fair market value of the common stock on December 31, 2001, the date the options were granted. Options to acquire 776 shares were exercisable as of the date of grant. The remaining 3,103 options become exercisable in four equal annual installments commencing on December 31, 2002. Additionally, on December 31, 2001, directors Austin and Taylor were granted 311 shares of unrestricted stock, directors Brammer, Karlet and McMahon were granted 312 shares of unrestricted stock, and each of these non-employee directors was granted 1,240 shares of restricted stock. The restricted stock awards vest in four equal annual installments commencing on December 31, 2002.

      Lawrence Federal maintains a deferred compensation arrangement for directors under which each director may elect on an annual basis to defer up to 100% of his monthly Board remuneration. Upon the director's attainment of age 68, Lawrence Federal will pay the balance of the director's deferral account either in a lump sum or in monthly installments over a period of 240 months. Over the deferral period, a director's account is credited with interest with monthly compounding. In the event of a change in control of Lawrence Financial (as defined in the program) followed by a director's termination of service, each director will be entitled to begin to receive his deferral account, and the interest rate will become fixed at the time of the change in control. The arrangement with the directors also provides each director with a death benefit. If a director dies while in active service with Lawrence Federal, the director's beneficiary will receive an annual payment in an amount specified in the director's individual agreement for a period of 20 years. Lawrence Federal has acquired life insurance on members of the Board to provide informal funding for its obligations under the program. During the fiscal year ended December 31, 2001, all directors participated in the director deferral program.

      Lawrence Federal also maintains a director emeritus program for its non-employee directors to encourage them to remain as directors. Upon the director's attainment of age 68 and completion of 15 years of service as a director, Lawrence Federal will pay the director $500 annually for each year of service, up to 50% of the board of fees at the retirement date, for a period of 15 years. Each director's agreement also provides for a reduced benefit upon an early retirement after the attainment of age 65, but before the attainment of age 68, and completion of 15 years of service. Upon a director's death while in active service or in the event of a change in control of Lawrence Federal or Lawrence Financial (as defined in the program), each director will be entitled to receive a payment equivalent to what he would have received had his normal retirement date coincided with the date of the change in control or date of death, as the case may be. Lawrence Federal has acquired life insurance on members of the Board of Directors to provide informal funding for its obligations under the program.




                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

      The following information is furnished for Mr. Blair. No other executive officer of Lawrence Financial or Lawrence Federal received a salary and bonus of $100,000 or more during the year ended December 31, 2001.

                                                                              LONG-TERM
                                        ANNUAL COMPENSATION                 COMPENSATION
                              ------------------------------------- ---------------------------
                                                                               AWARDS
                                                                    ---------------------------
                                                                                   NUMBER OF
                                                                    RESTRICTED    SECURITIES
                                                    OTHER ANNUAL      STOCK      UNDERLYING         ALL OTHER
NAME AND POSITION        YEAR   SALARY(1)  BONUS   COMPENSATION(2)   AWARD(S)    OPTIONS/SARS    COMPENSATION(3)
----------------------- ------ ---------- ------- ---------------- ----------- --------------- ------------------
Jack L. Blair            2001   $100,600  $6,701        --         $112,074(4)     19,396            $27,254
   President and Chief   2000    100,600    --          --            --            --                 4,592
Executive Officer        1999     86,100    --          --            --            --                 3,650

--------------------------
(1) Includes board of directors and board committee fees.
(2) Does not include the aggregate amount of perquisites and other personal benefits, which was less than $50,000 or 10% of the total annual salary and bonus reported.
(3) Consists of employer contributions to the 401(k) plan of $4,560 and employer contribution to the employee stock ownership plan of $22,694.
(4) Consists of 6,203 shares of restricted stock and 1,553 shares of unrestricted stock granted to Mr. Blair in fiscal 2001 under the Lawrence Financial Holdings, Inc. 2001 Stock-Based Incentive Plan. The dollar amounts set forth in the table represent the market value of the shares on the date of grant. The restricted stock awards vest in four equal annual installments commencing on December 31, 2002. Dividends, if any, are paid on the restricted stock.

OPTION GRANTS IN LAST FISCAL YEAR

    The following table lists all grants of options to Mr. Blair for fiscal
2001.

                                      NUMBER OF OPTIONS     PERCENT OF TOTAL
                                         SECURITIES            GRANTED TO      EXERCISE OR
                                         UNDERLYING          EMPLOYEES IN      BASE PRICE          EXPIRATION
               NAME                  OPTIONS GRANTED (1)     FISCAL YEAR       PER SHARE              DATE
---------------------------------- ---------------------- ------------------ --------------  ---------------------
Jack L. Blair.....................         19,396               50.0%            $14.45        December 31, 2011

------------------------------
(1) Options to acquire 3,880 shares were exercisable as of the date of grant. The remaining options become exercisable in four equal annual installments commencing on December 31, 2002, provided, however, options will be immediately exercisable in the event of a change in control of the Company or due to death or disability.

FISCAL YEAR-END OPTION VALUES

    The following table provides certain information with respect to the number of shares of Lawrence Financial common stock represented by outstanding options held by Mr. Blair as of December 31, 2001. Mr. Blair did not exercise any stock options during 2001.


                              NUMBER OF SECURITIES
                             UNDERLYING UNEXERCISED      VALUE OF UNEXERCISED
                                     OPTIONS              IN-THE-MONEY OPTIONS
                                AT FISCAL YEAR-END       AT FISCAL YEAR-END (1)
                         ---------------------------  --------------------------
NAME                     EXERCISABLE  UNEXERCISABLE   EXERCISABLE  UNEXERCISABLE
----                     -----------  --------------  -----------  -------------

Jack L. Blair ..........    3,880       15,516            $0            $0
----------------------
(1) Value of unexercised in-the-money stock options equals the market value of shares covered by in-the-money options on December 31, 2001 less the option exercise price. Options are in-the-money if the market value of shares covered by the options is greater than the exercise price.


EMPLOYMENT ARRANGEMENTS

      EMPLOYMENT AGREEMENTS. Lawrence Federal and Lawrence Financial have each entered into an employment agreement with Mr. Blair. The employment agreements provide for a three-year term. The term of the Lawrence Financial employment agreement extends on a daily basis until written notice of non-renewal is given by the Board of Directors or Mr. Blair. The term of the Lawrence Federal employment agreement is renewable on an annual basis. The employment agreements provide that Mr. Blair's base salary will be reviewed annually. The current base salary under the employment agreements for Mr. Blair is $117,480. In addition to the base salary, the employment agreements provide for, among other things, participation in stock benefits plans and other fringe benefits applicable to executive personnel. The employment agreements provide for termination by Lawrence Federal or Lawrence Financial for cause, as defined in the employment agreements, at any time. If Lawrence Federal or Lawrence Financial chooses to terminate Mr. Blair's employment for reasons other than for cause, or if Mr. Blair resigns from Lawrence Federal or Lawrence Financial after specified circumstances that would constitute constructive termination, Mr. Blair or, if Mr. Blair dies, his beneficiary would be entitled to receive an amount equal to the benefit plan base salary payments that would have been paid to Mr. Blair for the remaining term of the employment agreement and the contributions that would have been made on Mr. Blair's behalf to any employee benefit plans of Lawrence Federal and Lawrence Financial during the remaining term of the employment agreement. Lawrence Federal and Lawrence Financial would also continue to pay for Mr. Blair's health and welfare benefit plan coverage for the remaining term of the employment agreement. Upon termination of Mr. Blair for reasons other than cause or a change in control, Mr. Blair must adhere to a one-year non-competition agreement.

      Under the employment agreements, if, following a change in control of Lawrence Federal or Lawrence Financial, Mr. Blair's employment is involuntarily terminated or if Mr. Blair voluntarily terminates his employment in connection with circumstances specified in the agreement, then Mr. Blair or, if Mr. Blair dies, his beneficiary would be entitled to a severance payment equal to the greater of the payments and benefits that would have been paid for the remaining term of the agreement or three times the average of Mr. Blair's five preceding taxable years' annual compensation. Lawrence Federal and Lawrence Financial would also continue Mr. Blair's health and welfare benefits coverage for 36 months. Even though both employment agreements provide for a severance payment if a change in control occurs, Mr. Blair would not receive duplicate payments or benefits under the agreements. Under applicable law, an excise tax would be triggered by change in control-related payments that equal or exceed three times Mr. Blair's average annual compensation over the five years preceding the change in control. The excise tax would equal 20% of the amount of the payment in excess of one times Mr. Blair's average compensation over the preceding five-year period. In the event that payments related to a change in control of Lawrence Financial are subject to this excise tax, Lawrence Financial will provide Mr. Blair with an additional amount sufficient to enable Mr. Blair to retain the full value of his change in control benefits as if the excise tax had not applied.

      Lawrence Financial guarantees the payments to Mr. Blair under Lawrence Federal's employment agreement if they are not paid by Lawrence Federal. Lawrence Financial will also make all payments due under the Lawrence Financial's employment agreement. Lawrence Federal or Lawrence Financial will pay or reimburse all reasonable costs and legal fees incurred by Mr. Blair under any dispute or question of interpretation relating to the employment agreements, if Mr. Blair is successful on the merits in a legal judgment, arbitration or settlement. The employment agreements also provide that Lawrence Federal and Lawrence Financial will indemnify Mr. Blair to the fullest extent legally allowable for all expenses and liabilities he may incur in connection with any suit or proceeding in which he may be involved by reason of his having been a director or officer of Lawrence Financial or Lawrence Federal.

      DEFERRED COMPENSATION AGREEMENT. Lawrence Federal has entered into a deferred compensation agreement with Mr. Blair under which he may elect on an annual basis to defer a portion of his salary. Upon termination of service, Lawrence Federal will pay the balance of Mr. Blair's deferral account in a lump sum. Over the deferral period, Mr. Blair's account is credited with annual interest with monthly compounding. In the event of a change in control of Lawrence Federal (as defined in the program) followed by Mr. Blair's termination of service, he will be entitled to receive the balance of his deferral account in a lump sum. If Mr. Blair dies while in active service with Lawrence Federal, his beneficiary will receive $21,862 annually in monthly installments for 20 years. Lawrence Federal has acquired life insurance on Mr. Blair to provide informal funding for its obligations under the agreement.

      SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN. Lawrence Federal maintains a supplemental executive retirement plan to provide for supplemental retirement benefits with respect to the employee stock ownership plan. The plan provides participating executives with benefits otherwise limited by other provisions of the Internal Revenue Code or the terms of the employee stock ownership plan loan. Specifically, the plan provides benefits to eligible individuals (those designated by the Board of Directors of Lawrence Federal or its affiliates) that cannot be provided under the employee stock ownership plan as a result of the limitations imposed by the Internal Revenue Code, but that would have been provided under the employee stock ownership plan but for such limitations. In addition to providing for benefits lost under tax-qualified plans as a result of limitations imposed by the Internal Revenue Code, the plan also provides supplemental benefits to designated individuals upon a change of control before the complete scheduled repayment of the employee stock ownership plan loan. Generally, upon such an event, the supplemental executive retirement plan provides the individual with a benefit equal to what the individual would have received under the employee stock ownership plan had he or she remained employed throughout the term of the employee stock ownership plan loan less the benefits actually provided under the employee stock ownership plan on behalf of the individual. An individual's benefits under the supplemental executive retirement plan will generally become payable upon the change in control of Lawrence Federal or Lawrence Financial. The Board of Directors has designated Mr. Blair as a participant in the supplemental executive retirement plan.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

      Based solely on the Company's review of copies of the reports it has received and written representations provided to it from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in Lawrence Financial common stock during the year ended December 31, 2001.

                          TRANSACTIONS WITH MANAGEMENT

      Federal regulations require that all loans or extensions of credit to executive officers and directors must generally be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features. Notwithstanding this rule, federal regulations permit Lawrence Federal to make loans to executive officers and directors at reduced interest rates if the loan is made under a benefit program generally available to all other employees and does not give preference to any executive officer or director over any other employee. Lawrence Federal's policy is to offer employees residential mortgage loans and personal consumer loans with interest rates equal to Lawrence Federal's cost of funds plus 1%, adjusted upwards to the nearest one-quarter of 1%. Lawrence Federal also offers employees credit cards with a fixed interest rate of 8.50%.

      In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to the person and his or her related interests, are in excess of the greater of $25,000 or 5% of Lawrence Federal's capital and surplus, up to a maximum of $500,000, must be approved in advance by a majority of the disinterested members of the Board of Directors.

               PROPOSAL 2 -- RATIFICATION OF INDEPENDENT AUDITORS

      The Company's independent auditors for the fiscal year ended December 31, 2001 were Crowe, Chizek and Company LLP. The Board of Directors has appointed Crowe, Chizek and Company LLP to be its auditors for the 2002 fiscal year, subject to the ratification by stockholders. A representative of Crowe, Chizek and Company LLP is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

      If the ratification of the appointment of the independent auditors is not approved by a majority of the votes cast by stockholders at the annual meeting, the Board of Directors will consider other independent auditors. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS.

      The following table sets forth the fees billed to the Company for the fiscal year ending December 31, 2001 by Crowe, Chizek and Company LLP:


        Audit Fees.................................. $40,525
        Financial information and systems........... $     0
        All other fees*............................. $21,110
        ------------------
        *Includes fees for tax-related services and various miscellaneous items.

      The Audit Committee believes that the non-audit fees paid to Crowe, Chizek and Company LLP are compatible with maintaining Crowe, Chizek and Company LLP's independence.

                          REPORT OF THE AUDIT COMMITTEE

      The Audit Committee of the Board of Directors is responsible for exercising independent, objective oversight of Lawrence Financial's independent auditors, accounting functions and internal controls. The Audit Committee is comprised of the whole Board, each of whom is independent under The Nasdaq Stock Market, Inc.'s listing standards, except for Mr. Blair. The Board of Directors has not adopted a written charter for the Audit Committee.

      The Audit Committee reviewed and discussed the annual financial statements with management and the independent accountants. As part of this process, management represented to the Audit Committee that the financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. The Audit Committee also received and reviewed written disclosures and a letter from the accountants concerning their independence as required under applicable standards for auditors of public companies. The Audit Committee discussed with the accountants the contents of such materials, the accountants' independence and the additional matters required under Statement on Auditing Standards No. 61. Based on such review and discussion, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in Lawrence Financial's Annual Report on Form 10-KSB for the year ended December 31, 2001 for filing with the Securities and Exchange Commission.

                                  Jack L. Blair
                              Charles E. Austin, II
                              Tracy E. Brammer, Jr.
                                Herbert J. Karlet
                               Phillip O. McMahon
                                Robert N. Taylor

                      STOCKHOLDER PROPOSALS AND NOMINATIONS

      The Company must receive proposals that stockholders seek to include in the proxy statement for the Company's next annual meeting no later than December 5, 2002. If next year's annual meeting is held on a date more than 30 calendar days from May 13, 2002, a stockholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation for such annual meeting. Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

      The Company's Bylaws provide that in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a stockholder must deliver notice of such nominations and/or proposals to the Secretary not less than 90 days prior to the date of the annual meeting; provided that if less than 100 days' notice or prior public disclosure of the date of the annual meeting is given to stockholders, such notice must be received not later than the close of the tenth day following the day on which notice of the date of the annual meeting was mailed to stockholders or prior public disclosure of the meeting date was made. A copy of the Bylaws may be obtained from the Company.

                                  MISCELLANEOUS

      The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Lawrence Financial common stock. In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone without receiving additional compensation.

      The Company's Annual Report to Stockholders has been mailed to persons who were stockholders as of the close of business on March 18, 2002. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

      A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB, WITHOUT EXHIBITS, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO PERSONS WHO WERE STOCKHOLDERS AS OF THE CLOSE OF BUSINESS ON MARCH 18, 2002 UPON WRITTEN REQUEST TO MARY C. KRATZENBERG, CORPORATE SECRETARY, LAWRENCE FINANCIAL HOLDINGS, INC., 311 SOUTH FIFTH STREET, IRONTON, OHIO 45638.

      If you and others who share your address own your shares in street name, your broker or other holder of record may be sending only one annual report and proxy statement to your address. This practice, known as "householding," is designed to reduce our printing and postage costs. However, if a shareholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in street name and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.

      Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    /s/ Mary C. Kratzenberg

                                    Mary C. Kratzenberg
                                    CORPORATE SECRETARY
Ironton, Ohio
April 4, 2002

                        LAWRENCE FINANCIAL HOLDINGS, INC.
                         ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 13, 2002
                              4:30 P.M., LOCAL TIME
                         -------------------------------

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Jack L. Blair, Tracy E. Brammer, Jr., Herbert J. Karlet and Robert N. Taylor, and each of them, with full power of substitution, to act as proxy for the undersigned and to vote all shares of common stock of Lawrence Financial Holdings, Inc. (the "Company") that the undersigned is entitled to vote only at the annual meeting of stockholders, to be held on May 13, 2002, at 4:30 p.m., local time, at 311 South Fifth Street, Ironton, Ohio and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

      1. The election as Directors of both nominees listed (unless the "FOR ALL EXCEPT" box is marked and the instructions below are complied with).

           Charles E. Austin, II and Phillip O. McMahon

                                                            FOR ALL
           FOR                VOTE WITHHELD                 EXCEPT
           ---                -------------                 ------

           |_|                    |_|                       |_|

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name on the line provided below.


--------------------------------------------------------------------------------

      2. The ratification of the appointment of Crowe, Chizek and Company LLP as independent auditors of Lawrence Financial Holdings, Inc. for the fiscal year ending December 31, 2002.

           FOR                      AGAINST                 ABSTAIN
           ---                      -------                 -------

           |_|                        |_|                    |_|

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED
PROPOSALS.

      THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS LISTED ONLY IF SIGNED AND DATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, INCLUDING WHETHER OR NOT TO ADJOURN THE MEETING, THIS PROXY WILL BE VOTED BY THE PROXIES IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE BOARD OF DIRECTORS TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEES ARE UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF.

      The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and of a Proxy Statement for the Annual Meeting and of an Annual Report to Stockholders.



                                          Dated:________________________________



                                          --------------------------------------
                                          SIGNATURE OF STOCKHOLDER



                                          --------------------------------------
                                          SIGNATURE OF CO-HOLDER (IF ANY)


      Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

                          -----------------------------

            PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                   [LAWRENCE FEDERAL SAVINGS BANK LETTERHEAD]

Dear ESOP Participant:

      On behalf of the Board of Directors, I am forwarding to you the attached GREEN vote authorization form for the purpose of conveying your voting instructions to First Bankers Trust Company, N.A. (the "ESOP Trustee") on the proposals presented at the Annual Meeting of Stockholders of Lawrence Financial Holdings, Inc. (the "Company") on May 13, 2002. Also enclosed is a Notice and Proxy Statement for the Company's Annual Meeting of Stockholders and the Lawrence Financial Holdings, Inc. Annual Report to Stockholders.

      As a participant in the Lawrence Federal Savings Bank Employee Stock Ownership Plan (the "ESOP") you are entitled to vote all shares of Company common stock allocated to your account as of March 18, 2002. As of March 18, 2002, the ESOP Trust held 62,066 shares of Company common stock of which 12,407 shares have been allocated to participants' accounts. These allocated shares of Company common stock will be voted as directed by the ESOP participants, so long as timely instructions from the participants are received by the ESOP Trustee. If you do not direct the ESOP Trustee as to how it should vote the shares allocated to your ESOP account, the ESOP Trustee will vote those shares in a manner calculated to most accurately reflect the instructions from other participants.

      At this time, in order to direct the voting of the shares of Company common stock allocated to your ESOP account, please complete and sign the attached GREEN vote authorization form and return it in the enclosed postage-paid envelope. The ESOP Trustee must receive your instructions by May 6, 2002. Your vote will not be revealed, directly or indirectly, to any officer, employee or director of the Company or Lawrence Federal Savings Bank. The votes will be tallied by the ESOP Trustee and the ESOP Trustee will use the voting instructions it receives to vote the shares of Company common stock in the ESOP Trust.

                                   Sincerely,

                                   /s/ Jack L. Blair

                                  Jack L. Blair
                                  PRESIDENT AND CHIEF EXECUTIVE OFFICER

Name:
     ----------------------
Shares:
       --------------------


                             VOTE AUTHORIZATION FORM
                             -----------------------

      I understand that First Bankers Trust Company, N.A., the ESOP Trustee, is the holder of record and custodian of all shares of Lawrence Financial Holdings, Inc. (the "Company") common stock allocated to me under the Lawrence Federal Savings Bank Employee Stock Ownership Plan. I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders to be held on May 13, 2002.

      You are to vote my shares as follows:

1. The election of Directors of both nominees listed (unless the "FOR ALL EXCEPT" box is marked and the instructions below are complied with).

            Charles E. Austin, II and Phillip O. McMahon

                                                            FOR ALL
            FOR               VOTE WITHHELD                 EXCEPT
            ---               -------------                 ------

            |_|                   |_|                        |_|

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name on the line provided below.


--------------------------------------------------------------------------------

2. The ratification of the appointment of Crowe, Chizek and Company LLP as independent auditors of Lawrence Financial Holdings, Inc. for the fiscal year ending December 31, 2002.

            FOR                     AGAINST                 ABSTAIN
            ---                     -------                 -------

            |_|                       |_|                     |_|

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED PROPOSALS.

      The ESOP Trustee is hereby authorized to vote the shares allocated to me in its trust capacity as indicated above.



-----------------------------------       --------------------------------------
            Date                                         Signature

PLEASE COMPLETE, DATE, SIGN AND RETURN THIS FORM IN THE ENCLOSED POSTAGE-PAID ENVELOPE NO LATER THAN MAY 6, 2002.

                   [LAWRENCE FEDERAL SAVINGS BANK LETTERHEAD]

Dear 401(k) Plan Participant:

      On behalf of the Board of Directors, I am forwarding to you the attached BLUE vote authorization form for the purpose of conveying your voting instructions to The Bank of New York (the "Employer Stock Fund Trustee") on the proposals presented at the Annual Meeting of Stockholders of Lawrence Financial Holdings, Inc. (the "Company") on May 13, 2002. Also enclosed is a Notice and Proxy Statement for the Company's Annual Meeting of Stockholders and the Lawrence Financial Holdings, Inc. Annual Report to Stockholders.

      As an investor in the Lawrence Financial Holdings, Inc. Stock Fund (the "Employer Stock Fund") you are entitled to vote all shares of Company common stock credited to your account in the Lawrence Federal Savings Bank Employees' Savings & Profit Sharing Plan and Trust (the "401(k) Plan"). The Employer Stock Fund Trustee will vote the Company common stock credited to your account as directed by you if your instructions are received by May 6, 2002.

      At this time, in order to direct the voting of shares of Company common stock credited to your account in the 401(k) Plan, please complete and sign the attached BLUE voting instruction card and return it in the enclosed postage-paid envelope. The Employer Stock Fund Trustee must receive your instructions by May 6, 2002. Your vote will not be revealed, directly or indirectly, to any officer, employee or director of the Company or Lawrence Federal Savings Bank.


                                   Sincerely,

                                   /s/ Jack L. Blair

                                   Jack L. Blair
                                   PRESIDENT AND CHIEF EXECUTIVE OFFICER

Name:
     ----------------------
Shares:
       --------------------

                             VOTE AUTHORIZATION FORM
                             -----------------------

      I understand that The Bank of New York, the Employer Stock Fund Trustee, is the holder of record and custodian of all shares of Lawrence Financial Holdings, Inc. (the "Company") common stock held in the Employer Stock Fund under the Lawrence Federal Savings Bank Employees' Savings & Profit Sharing Plan and Trust and credited to my account in the plan. I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders to be held on May 13, 2002.

      You are to vote my shares as follows:

1. The election of Directors of both nominees listed (unless the "FOR ALL EXCEPT" box is marked and the instructions below are complied with).

            Charles E. Austin, II and Phillip O. McMahon

                                                            FOR ALL
            FOR               VOTE WITHHELD                 EXCEPT
            ---               -------------                 ------

            |_|                   |_|                         |_|

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name on the line provided below.


--------------------------------------------------------------------------------

2. The ratification of the appointment of Crowe, Chizek and Company LLP as independent auditors of Lawrence Financial Holdings, Inc. for the fiscal year ending December 31, 2002.

            FOR                     AGAINST                 ABSTAIN
            ---                     -------                 -------

            |_|                       |_|                     |_|

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED PROPOSALS.

      The Employer Stock Fund Trustee is hereby authorized to vote the shares credited to me in the Employer Stock Fund in its trust capacity as indicated above.


-----------------------------------       --------------------------------------
            Date                                         Signature

PLEASE COMPLETE, DATE, SIGN AND RETURN THIS FORM IN THE ENCLOSED POSTAGE-PAID ENVELOPE NO LATER THAN MAY 6, 2002.